BULL & BEAR
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Performance Driven

             Prospectus Supplement dated
                  December 12, 1996


                  GLOBAL INCOME FUND
          Prospectus dated November 1, 1996

On December 12, 1996, the Board of Directors approved a proposal to convert the Fund from open-end to closed-end status. As a closed-end fund, it is expected that the Fund's shares would be listed on the American Stock Exchange or traded on Nasdaq and they would no longer be redeemable at net asset value. Proxy materials providing detailed information concerning the proposal will be mailed to shareowners of record and available to investors in December 1996.